                           Pursuant to Rule 497(b) File Nos. 333-41522 811-4254

                         CITISELECT FOLIO 400 GROWTH
            21 Milk Street, 5th Floor, Boston, Massachusetts 02109

                                                               August 16, 2000
Dear Shareholders:

    You are being asked to vote on an Agreement and Plan of Reorganization whereby substantially all of the assets of CitiSelect Folio 400 Growth (the "CitiSelect Portfolio"), a series of CitiFunds Trust I, will be transferred in a tax-free reorganization to Smith Barney Premium Total Return Fund (the "Smith Barney Fund"), in exchange for shares of the Smith Barney Fund, a series of Smith Barney Income Funds.

    If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of the CitiSelect Portfolio; you will become a shareholder of the Smith Barney Fund. You will receive shares of the corresponding class of the Smith Barney Fund with an aggregate net asset value equal to the aggregate net asset value of your shares of the CitiSelect Portfolio. Of course, you may redeem your shares of the CitiSelect Portfolio or the Smith Barney Fund on any business day.

    The Smith Barney Fund is advised by SSB Citi Fund Management LLC ("SSB Citi"). The CitiSelect Portfolio is advised by Citibank, N.A. ("Citibank"). SSB Citi and Citibank are subsidiaries of Citigroup Inc. Citigroup has proposed the reorganization of the CitiSelect Portfolio into the Smith Barney Fund in order to eliminate duplication in the mutual fund investment advisory operations of SSB Citi and Citibank. SSB Citi and Citibank will pay all of the expenses that are solely and directly related to the reorganization.

    After carefully studying the merits of the proposal, the Board of Trustees of CitiFunds Trust I has determined that the reorganization of the CitiSelect Portfolio with the Smith Barney Fund will benefit the shareholders of the CitiSelect Portfolio.

    The Trustees of CitiFunds Trust I believe that combining the assets of the CitiSelect Portfolio with the Smith Barney Fund could result in more efficient mutual fund operations due to economies of scale. As a result of the reorganization, CitiSelect shareholders will be part of a larger fund family offering a wide array of mutual funds, and will be able to exchange their shares among all of those Smith Barney funds offered by their service agents.

    The Board of Trustees of CitiFunds Trust I believes that the proposal set forth in the notice of meeting for your fund is important and recommends that you read the enclosed materials carefully and then vote for the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(s) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY FACSIMILE AS DESCRIBED IN THE ENCLOSED PROXY VOTING MATERIALS. For more information, please contact your service agent or call 1-888-347-2456. If your account is held with Citicorp Investment Services, please call 1-800-846-5200; in New York City, you will need to call 212-820-2380.

                                               Respectfully,

                                           /s/ Philip W. Coolidge

                                               Philip W. Coolidge
                                               President

WE URGE YOU TO VOTE BY ONE OF THE FOLLOWING MEANS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO
VOTE:

By phone:     Call toll-free 1-800-597-7836 and follow the automated
              instructions. You will need the 14-digit control number located on your proxy card.

By mail: Simply enclose your executed proxy card in the postage-paid envelope found within your proxy package.

By internet:  Visit https://vote.proxy-direct.com; once there, enter the 14-digit control number located on your proxy card.

By fax:       Simply fax your executed proxy card to 1-888-796-9932.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call 1-888-347-2456.

                         CITISELECT FOLIO 400 GROWTH

                          21 Milk Street, 5th Floor
                         Boston, Massachusetts 02109
                          Telephone: (617) 423-1679

                          NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders of CitiSelect Folio 400 Growth (the "CitiSelect Portfolio"), a series of CitiFunds Trust I, will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 4th Floor, Balcony Dining, New York, New York 10048 on October 2, 2000 at 3:00 p.m., Eastern time, for the following purposes:

    ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization that provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of the CitiSelect Portfolio to Smith Barney Premium Total Return Fund (the "Smith Barney Fund"), a series of Smith Barney Income Funds, solely in exchange for voting shares of the corresponding class of the Smith Barney Fund; (2) the distribution of the shares to the shareholders of the CitiSelect Portfolio in liquidation of the CitiSelect Portfolio; and (3) the termination of the CitiSelect Portfolio.

    ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

    Item 1 is described in the attached Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF THE CITISELECT PORTFOLIO RECOMMENDS THAT YOU VOTE IN FAVOR OF
ITEM 1.

    Only shareholders of record on August 11, 2000 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                        Robert I. Frenkel, Secretary

August 16, 2000

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOU ALSO MAY RETURN PROXIES BY TOUCH-TONE VOTING OVER THE TELEPHONE, BY FACSIMILE OR BY VOTING ON THE INTERNET.

                     COMBINED PROXY STATEMENT/PROSPECTUS
                               August 16, 2000

                        Relating to the acquisition by
             SMITH BARNEY PREMIUM TOTAL RETURN FUND, a series of
                          SMITH BARNEY INCOME FUNDS
                             388 Greenwich Street
                              New York, NY 10013
                          Telephone: (800) 451-2010

                               of the assets of

                   CITISELECT FOLIO 400 GROWTH, a series of
                              CITIFUNDS TRUST I
                          21 Milk Street, 5th Floor
                         Boston, Massachusetts 02109
                          Telephone: (617) 423-1679

    This Proxy Statement/Prospectus is furnished to shareholders of CitiSelect Folio 400 Growth (the "CitiSelect Portfolio"), a series of CitiFunds Trust I (the "CitiFunds Trust"), in connection with the solicitation of proxies for a Special Meeting of Shareholders of the CitiSelect Portfolio at which shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") between the CitiFunds Trust, on behalf of the CitiSelect Portfolio, and Smith Barney Income Funds, on behalf of its series, Smith Barney Premium Total Return Fund (the "Smith Barney Fund").

    The Plan provides that substantially all of the assets and liabilities of the CitiSelect Portfolio will be transferred to the Smith Barney Fund. In exchange for the transfer of these assets and liabilities, the CitiSelect Portfolio will receive voting shares of the Smith Barney Fund. Shares of the Smith Barney Fund so received will then be distributed to the shareholders of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio, and the CitiSelect Portfolio will be terminated. As a result of these reorganization transactions, each shareholder of each class of the CitiSelect Portfolio will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiSelect Portfolio held on the closing date of the reorganization transaction (the "Reorganization").

    The CitiSelect Portfolio and Smith Barney Fund are each a series of open-end management investment companies. The investment objective of the CitiSelect Portfolio is as high a total return over time as is consistent with a primary emphasis on equity securities and a secondary emphasis on fixed income securities. The investment objective of the Smith Barney Fund is total return, meaning a combination of income and long-term capital appreciation. Both Funds invest in a mix of equity and fixed income securities.

    This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Smith Barney Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Smith Barney Fund, see the Prospectus for the Smith Barney Fund, dated April 28, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Smith Barney Fund's Annual Report to shareholders for the year ended December 31, 1999, which is incorporated herein by reference. Additional information is set forth in the Statement of Additional Information of the Smith Barney Fund, dated April 28, 2000, which is incorporated herein by reference. The Statement of Additional Information is on file with the Securities and Exchange Commission and is available without charge upon request by writing or calling the Smith Barney Fund at the address or telephone number indicated above.

    Additional information is set forth in (a) the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated August 16, 2000,
(b) the Prospectus and Statement of Additional Information of the CitiSelect Portfolio, dated March 1, 2000, and (c) the Annual Report for the fiscal year ended October 31, 1999 and the Semi-Annual Report for the six-month period ended April 30, 2000 relating to the CitiSelect Portfolio. Each of these documents is incorporated herein by reference and is on file with the Securities and Exchange Commission. You may obtain a copy of any of these documents without charge upon request by writing or calling the CitiSelect Portfolio at the address or telephone number indicated above.

    This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about August 16, 2000.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CITISELECT PORTFOLIO OR THE SMITH BARNEY FUND.

                                TABLE OF CONTENTS

SYNOPSIS ...............................................................     6
  Proposed Transaction .................................................     6
  Comparison of Investment Objectives and Policies .....................     6
  Comparison of Investment Structure of the CitiFund Portfolio and
    Smith Barney Fund ..................................................     8
  Investment Advisory Services and Management Fees .....................     9
  Overall Expenses .....................................................     9
  Distribution of Shares and Other Services ............................    11
  Sales Charges, Purchase Policies, Redemption and Exchange Information     11
  Dividends and Other Distributions ....................................    14
  Tax Consequences .....................................................    14

PRINCIPAL INVESTMENTS, RISK FACTORS AND INVESTMENT RESTRICTIONS ........    15
  Principal Investments and Risk Factors ...............................    15
  Fundamental Investment Restrictions ..................................    19
  Non-Fundamental Investment Restrictions ..............................    19

THE PROPOSED TRANSACTION ...............................................    19
  Description of the Plan ..............................................    19
  Reasons for the Proposed Transaction .................................    20
  Description of the Securities to Be Issued ...........................    21
  Federal Income Tax Consequences ......................................    22
  Liquidation and Termination of the CitiFund ..........................    22
  Portfolio Securities .................................................    23
  Portfolio Turnover ...................................................    23
  Pro Forma Capitalization .............................................    23
  Performance ..........................................................    23

VOTING INFORMATION .....................................................    24
  General Information ..................................................    24
  Quorum; Vote Required to Approve Proposal ............................    24
  Outstanding Shareholders .............................................    25

ADDITIONAL INFORMATION ABOUT THE FUNDS .................................    26

OTHER MATTERS ..........................................................    26

                                   SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus regarding the CitiSelect Portfolio and the Smith Barney Fund (each a "Fund," and collectively, the "Funds") and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Smith Barney Fund, the Prospectus of the CitiSelect Portfolio, and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the CitiSelect Portfolio should read this entire Proxy Statement/Prospectus carefully.

PROPOSED TRANSACTION

    The Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolio, including the Trustees who are not "interested persons" of such Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), approved the Plan on July 13, 2000. The Plan provides that substantially all of the assets and liabilities of the CitiSelect Portfolio will be transferred to the Smith Barney Fund. The CitiSelect Portfolio holds its assets through several underlying investment companies (the "Underlying Portfolios"). As part of the Reorganization, and prior to the transfer of assets to the Smith Barney Fund, the CitiSelect Portfolio will receive a distribution in kind from the applicable Underlying Portfolios of the investment securities held by the Underlying Portfolios on its behalf (and associated liabilities), in redemption of its interests in the Underlying Portfolios, and those investment securities will be the assets transferred to the Smith Barney Fund. In exchange for the transfer of those assets and liabilities, the CitiSelect Portfolio will receive voting shares of the Smith Barney Fund. Shares of the Smith Barney Fund so received will then be distributed to the shareholders of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio, and the CitiSelect Portfolio will be terminated. As a result of the Reorganization, each shareholder of each class of the CitiSelect Portfolio will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiSelect Portfolio held as of the close of business on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be October 6, 2000 or such later date as the parties may agree in writing.

    For the reasons described below under "The Proposed Transaction -- Reasons for the Proposed Transaction," the Board of Trustees of the CitiSelect Portfolio, including the Non-Interested Trustees, has concluded that the Reorganization is in the best interests of the CitiSelect Portfolio and its shareholders and that the interests of the existing shareholders of the CitiSelect Portfolio will not be diluted as a result of the Reorganization.

    Accordingly, the Trustees recommend approval of the Plan. If the Plan is not approved, the CitiSelect Portfolio will continue in existence unless other action is taken by the Trustees; such other action may include resubmission of the Plan to shareholders or termination and liquidation of the CitiSelect Portfolio.

    If the Plan is approved, CitiSelect shareholders who do not wish to become shareholders of the Smith Barney Fund must redeem their shares prior to the Closing Date.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

  INVESTMENT OBJECTIVES

    The investment objective of the CitiSelect Portfolio is as high a total return over time as is consistent with a primary emphasis on equity securities and a secondary emphasis on fixed income securities. This investment objective may be changed by the Fund's Trustees without shareholder approval.

    The investment objective of the Smith Barney Fund is total return, that is, a combination of income and long-term capital appreciation. This investment objective may not be changed without shareholder approval.

    PLEASE NOTE THAT ALTHOUGH THE FUNDS' INVESTMENT OBJECTIVES ARE SIMILAR, THERE ARE DIFFERENCES IN THE FUNDS' INVESTMENT POLICIES AND THE MANNER IN WHICH THE FUNDS SEEK TO ACHIEVE THEIR GOALS. THESE DIFFERENCES ARE DISCUSSED IN MORE DETAIL BELOW.

  INVESTMENT POLICIES

    Asset Allocation. The CitiSelect Portfolio is a diversified asset allocation fund that invests in a mix of equity and debt securities. Citibank, N.A. ("Citibank"), the Fund's investment manager, generally allocates between 60% and 80% of the Fund's assets to equity securities and up to 40% of the Fund's assets to fixed income securities. However, cash flows into or out of the Fund, or changes in market valuations, may produce different results. Citibank monitors the Fund's asset mix daily and conducts quarterly reviews to determine whether to rebalance the Fund's investments.

    Citibank may further allocate the Fund's equity securities among large cap securities, small cap securities and international securities, and the Fund's fixed income securities among U.S. and foreign government and corporate bonds and between high yield (or junk) bonds and investment grade securities. Citibank is not required to allocate the Fund's assets among all of these types of equity and fixed income securities at all times.

    The Smith Barney fund is not an asset allocation fund. The Smith Barney Fund invests in a mix of equity and fixed income securities in an attempt to produce a pattern of total return that moves with the Standard & Poor's 500 Index, while generating high income.

    To the extent that the Smith Barney Fund invests more of its assets in equity securities than the CitiSelect Portfolio does, the Smith Barney Fund would be subject to more of the risks associated with equity investing (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of investing in equity securities).

    Equity Securities. The CitiSelect Portfolio's equity securities may include common stocks, preferred stocks, securities convertible into common stocks and warrants. Citibank may allocate the Fund's equity securities among large cap issuers, small cap issuers and international issuers. These further allocations are intended to maximize returns while managing overall volatility.

    The Smith Barney Fund's equity securities may include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests, equity-linked debt securities, depository receipts, real estate investment trusts and other equity participations.

    Debt Securities. The CitiSelect Portfolio's fixed income securities may include bonds and short-term notes issued by the U.S. government (or its agencies and instrumentalities), corporate bonds and short-term notes, mortgage-backed securities, asset-backed securities and repurchase agreements. Citibank may allocate the Fund's fixed income securities among U.S. and foreign government and corporate bonds and between high yield (or junk) bonds and investment grade securities. These further allocations are intended to maximize returns while managing overall volatility. The CitiSelect Portfolio does not anticipate investing more than 25% of its total assets in junk bonds. Junk bonds may subject the CitiSelect Portfolio to higher risks, as discussed under "Principal Investments, Risk Factors and Investment Restrictions" below.

    The Smith Barney Fund's investments in fixed income securities may include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible securities, preferred stocks and money market instruments. The Smith Barney Fund may also invest in junk bonds.

    Foreign Securities. The CitiSelect Portfolio may invest without limit in foreign securities. The Fund emphasizes equity securities included in the MSCI EAFE Index, which contains securities of companies located in Europe, Australasia and the Far East. The Fund also may invest in emerging market equity securities.

    The Smith Barney Fund also may invest without limit in foreign securities, including depositary receipts (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of foreign securities).

    Derivative Securities. Each Fund may invest in derivative securities, including options on securities and foreign currencies, stock index options, forward currency contracts, interest rate and foreign currency futures contracts, stock index futures contracts and options on futures contracts (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of derivatives). The Funds also may invest in swap agreements, including interest rate and currency swaps, equity swaps and other types of available swap agreements including caps, collars and floors. Each Fund may invest in derivative securities for hedging and non-hedging purposes, to enhance potential gains, to generate income, and also to manage the maturity or duration of fixed income securities. Each Fund is subject to certain limitations imposed by the Commodity Futures Trading Commission with respect to its investments in derivatives.

  SECURITY SELECTION PROCESS

    Citibank allocates the CitiSelect Portfolio's investments among different types of securities and investment styles so that the Fund may benefit from investment cycles when securities with particular characteristics, or those selected based on a particular investment style, outperform other securities in the same asset class. To implement this strategy, Citibank employs multiple subadvisers with expertise managing specific types of securities or managing in a particular style.

    In selecting investments for the Smith Barney Fund, the Fund's investment manager, SSB Citi Fund Management LLC ("SSB Citi"), and its subadviser, Salomon Brothers Asset Management Inc. ("SBAM"), employ fundamental research and due diligence to assess various factors relating to issuers of securities.

    Equity Securities. Citibank allocates the CitiSelect Portfolio's equity investments among different investment styles. These styles include investing in "growth" stocks (i.e., those issued by companies with seasoned management teams, track records of above-average performance and strong earnings growth) and investing in "value" stocks (i.e., those that appear undervalued or priced below their true worth).

    In selecting equity investments for the Smith Barney Fund, SSB Citi and SBAM assess a company's growth potential, stock price, potential appreciation and valuation. The Smith Barney Fund also assesses a company's future capital needs, competitive environment and management ability.

    Fixed Income Securities. Citibank may diversify the fixed income securities of the CitiSelect Portfolio among U.S. and non-U.S. investment grade corporate debt obligations, securities issued by the U.S. government and its agencies and instrumentalities, investment grade debt securities issued by foreign governments, and U.S. and non-U.S. high yield debt securities. There is no requirement that the CitiSelect Portfolio invests in each type of fixed income security. The Fund may invest in securities with all maturities, including long-term bonds (10+ years), intermediate notes (3 to 10 years) and short-term notes (1 to 3 years).

    In selecting individual fixed income securities for the Smith Barney Fund's portfolio, SSB Citi and SBAM assess an issuer's credit quality, taking into account financial condition and profitability, and potential for change in bond rating and industry outlook. The Smith Barney Fund may invest in fixed income securities with all maturities.

    Upon consummation of the Reorganization, SSB Citi will analyze and evaluate the portfolio securities of the CitiSelect Portfolio. Based on the Smith Barney Fund's investment objectives and policies, federal income tax considerations and the interests of the Smith Barney Fund's shareholders (including the former CitiSelect shareholders), SSB Citi will determine whether to dispose of or maintain investments in those securities. For more information, please see "The Proposed Transaction -- Portfolio Securities" below.

COMPARISON OF INVESTMENT STRUCTURE OF CITISELECT PORTFOLIO AND SMITH BARNEY
FUND

    The CitiSelect Portfolio invests in securities indirectly by investing in the several Underlying Portfolios. Each Underlying Portfolio invests in a particular type of security, such as large cap value securities, large cap growth securities, small cap growth securities, small cap value securities, international equity securities, high yield debt securities, U.S. fixed income securities and foreign bonds. Each Underlying Portfolio is a mutual fund with its own investment goals and policies. Each Underlying Portfolio buys, holds and sells securities in accordance with these goals and policies. Unless otherwise indicated, references to the CitiSelect Portfolio include the Underlying Portfolios.

    The Smith Barney Fund invests directly in securities. This difference in investment structure is not expected to affect in any material way CitiSelect shareholders who receive shares of the Smith Barney Fund in the Reorganization.

INVESTMENT ADVISORY SERVICES AND MANAGEMENT FEES

    Citibank, a wholly owned subsidiary of Citigroup Inc., serves as the investment manager of the CitiSelect Portfolio. SSB Citi, also a wholly owned subsidiary of Citigroup Inc., serves as the investment manager of the Smith Barney Fund and will continue to serve as the investment manager of the Smith Barney Fund after the consummation of the Reorganization. Citigroup businesses provide a broad range of financial services and asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading and use diverse channels to make them available to consumer and corporate customers around the world.

    Citibank also serves as investment manager of each of the Underlying Portfolios in which the CitiSelect Portfolio invests. Citibank employs the following subadvisers to manage the following classes of securities:

CLASS OF SECURITIES                  SUBADVISER
---------------------------------    ------------------------------------------
large cap value securities           SSB Citi (the manager of the Smith Barney
                                     Fund)
small cap value securities           Franklin Advisory Services LLC
international equity securities      Hotchkis and Wiley
high yield debt securities           Salomon Brothers Asset Management Inc. (an
                                     affiliate of Citigroup Inc. and the
                                     subadviser to the Smith Barney Fund)
foreign fixed income securities      Salomon Brothers Asset Management Limited
                                     (an affiliate of Citigroup Inc.)

Salomon Brothers Asset Management Inc., subadviser to the CitiSelect Portfolio with respect to high-yield debt securities, also serves as subadviser to the Smith Barney Fund.

    The CitiSelect Portfolio pays an aggregate management fee, which is accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The aggregate management fee includes fees payable to Citibank for the asset management and administrative services it provides to the CitiSelect Portfolio and the Underlying Portfolios and fees payable to the subadvisers for their advisory services to the Underlying Portfolios.

    The Smith Barney Fund pays an aggregate management fee calculated at the annual rate of 0.55% of the Fund's average daily net assets. The aggregate management fee includes fees payable to the Fund's subadviser for its investment advisory services to Fund. The Smith Barney Fund also pays to SSB Citi a fee for its administrative services in the amount of 0.20% of its average daily net assets. For a comparison of the total annual operating expenses of the CitiSelect Portfolio (including the expenses of the Underlying Portfolios) and the Smith Barney Fund, please review the expense tables under "Overall Expenses" below.

    Ross Margolies, a Managing Director of SBAM and senior portfolio manager for SBAM U.S. equity, is responsible for the day-to-day operations of the Smith Barney Fund and will continue to be responsible for the day-to-day operations of the Fund after consummation of the Reorganization. Mr. Margolies has over 18 years of investment management experience.

OVERALL EXPENSES

    The total annual fund operating expenses as a percentage of average net assets for the Class A and Class B shares of the Smith Barney Fund are lower than the total annual fund operating expenses of the Class A and Class B shares of the CitiSelect Portfolio by 0.38% and 0.37%, respectively. Further information about the expenses of each class of the CitiSelect Portfolio and each class of the Smith Barney Fund for the fiscal years ended October 31, 1999 and December 31, 1999, respectively, and pro forma expenses following the proposed Reorganization is outlined in the tables below.

                                                     CITISELECT                                              PRO FORMA
                                                     PORTFOLIO               SMITH BARNEY FUND           SMITH BARNEY FUND
                                              ------------------------    ------------------------    ------------------------
SHARE CLASS                                    CLASS A       CLASS B       CLASS A       CLASS B       CLASS A       CLASS B
-----------                                    -------       -------       -------       -------       -------       -------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
Maximum Sales Charge (Load) Imposed on
  Purchases                                    5.00%         None          5.00%         None          5.00%         None
Maximum Deferred Sales Charge (Load)           None(1)       5.00%(2)      None(3)       5.00%(2)      None(3)       5.00%(2)

ANNUAL FUND OPERATING EXPENSES(4)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
Management Fees                                0.75%         0.75%         0.75%         0.75%         0.75%         0.75%
Distribution (12b-1) Fees                      0.50%         1.00%         0.25%         0.75%         0.25%         0.75%
Other Expenses (administrative, shareholder
  servicing and other expenses)                0.25%         0.25%         0.12%         0.13%         0.12%         0.13%
TOTAL ANNUAL FUND OPERATING EXPENSES           1.50%         2.00%         1.12%         1.63%         1.12%         1.63%

(1) Except for investments of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge ("CDSC") that is deducted from your sale proceeds if you sell your
    Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is
    5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase, you will pay a deferred sales charge of 1.00%.
(4) The CitiSelect Portfolio invests in multiple underlying mutual funds. This table reflects the expenses of the Fund and the underlying funds in which it invests.

    This example is intended to help you compare the cost of investing in each of the Funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses (before waivers and reimbursements) remain the same. The expenses of CitiSelect Portfolio's underlying funds are reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                            1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                                            ------         -------        -------       --------
CITISELECT PORTFOLIO
  Class A                                                                    $645           $950          $1,278         $2,201
  Class B
    Assuming redemption at end of period                                     $703           $927          $1,178         $2,199
    Assuming no redemption                                                   $203           $627          $1,078         $2,199

SMITH BARNEY FUND
  Class A                                                                    $608           $838          $1,086         $1,795
  Class B
    Assuming redemption at end of period                                     $666           $814          $  987         $1,797
    Assuming no redemption                                                   $166           $514          $  887         $1,797

PRO FORMA SMITH BARNEY FUND
  Class A                                                                    $608           $838          $1,086         $1,795
  Class B
    Assuming redemption at end of period                                     $666           $814          $  987         $1,797
    Assuming no redemption                                                   $166           $514          $  887         $1,797

DISTRIBUTION OF SHARES AND OTHER SERVICES

  DISTRIBUTOR

    The distributor of the Smith Barney Fund is Salomon Smith Barney, Inc. A selling group consisting of Salomon Smith Barney and other broker-dealers sells shares of the Smith Barney Fund to the public. The distributor of the CitiSelect Portfolio is CFBDS, Inc.

    Each of the Funds has adopted Rule 12b-1 distribution plans for their Class A and Class B shares. Under the plans, the Funds pay distribution and service fees. The distribution and service fees for Class A and Class B shares of the Smith Barney Fund are lower than the distribution and service fees for Class A and Class B shares of the CitiSelect Portfolio. See "Overall Expenses" above for a comparison of these fees for the CitiSelect Portfolio and the Smith Barney Fund.

  OTHER SERVICE PROVIDERS

    As indicated below, the CitiSelect Portfolio and the Smith Barney Fund generally have different service providers. Upon completion of the Reorganization, the Smith Barney Fund will continue to engage its existing service providers. The types of services provided to the Funds under these service arrangements are generally similar.

SERVICE PROVIDER                  CITISELECT PORTFOLIO                                 SMITH BARNEY FUND
----------------                  --------------------                                 -----------------
Custodian                         State Street Bank and Trust Company                  PNC Bank National Association

Auditors                          PricewaterhouseCoopers LLP                           KPMG LLP

Transfer Agent                    State Street Bank and Trust Company                  Citi Fiduciary Trust Company

Sub-Transfer Agent                N/A                                                  PFPC Global Fund Services

SALES CHARGES, PURCHASE POLICIES, REDEMPTION AND EXCHANGE INFORMATION

  SALES CHARGES

    Class A shares of the CitiSelect Portfolio and the Smith Barney Fund are sold at net asset value plus a front-end sales charge. There will be no front-end sales load charged to Class A shareholders of the CitiSelect Portfolio on the Class A shares of the Smith Barney Fund that they receive in the Reorganization. See "Overall Expenses" for tables comparing sales charges and other expenses of the Funds.

    The front-end sales charge on purchases of less than $25,000 of Class A shares of the CitiSelect Portfolio is the same as the front-end sales charge on such purchases of Class A shares of the Smith Barney Fund; with respect to purchases in larger amounts, the sales charge applicable to Class A shares of the Smith Barney Fund is higher than that of the CitiSelect Portfolio. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares of the CitiSelect Portfolio or $1,000,000 or more of Class A shares of the Smith Barney Fund, but if you redeem these Class A shares within one year of purchase you will pay a deferred sales charge of 1%. For purposes of determining the one-year holding period, a CitiSelect shareholder will be deemed to have held the shares of the Smith Barney Fund received in the Reorganization since the date of the original purchase of shares of the CitiSelect Portfolio.

    Class B shares of the CitiSelect Portfolio and the Smith Barney Fund are sold without a front-end sales charge, but shareholders are charged a contingent deferred sales charge ("CDSC") when they sell their Class B shares within five years of purchase. For each of the Funds, the rate of the CDSC goes down the longer you hold your shares. For purposes of determining the holding period, a CitiSelect shareholder will be deemed to have held the shares of the Smith Barney Fund received in the Reorganization since the date of the original purchase of shares of the CitiSelect Portfolio (or, if the shares of the CitiSelect Portfolio were received in an exchange from an earlier purchase, the date of that earlier purchase). Shareholders of the CitiSelect Portfolio are subject to the same contingent deferred sales charge schedule as shareholders of the Smith Barney Fund.

    After 8 years, Class B shares of each Fund automatically convert into Class A shares. For each Fund, Class A shares have lower total annual operating expenses than Class B shares.

    The CitiSelect Portfolio and the Smith Barney Fund have established policies, including rights of accumulation and letter of intent privileges, waiving the Class A initial sales charge for certain classes of investors under certain circumstances. CitiSelect shareholders who wish to make purchases of Class A shares of the Smith Barney Fund after the Reorganization should review the Prospectus of the Smith Barney Fund for additional information about these waivers. As stated above, the Smith Barney Fund will not impose any initial sales charge on the Class A shares of the Smith Barney Fund that CitiSelect shareholders receive in the Reorganization.

    The CitiSelect Portfolio and the Smith Barney Fund have established policies waiving the Class B contingent deferred sales charge for certain classes of investors under certain circumstances. Class B shareholders should review the CDSC waiver policies of the Smith Barney Fund to determine whether a waiver may be applicable when they redeem their Class B shares of the Smith Barney Fund received in the Reorganization. The CDSC on Class B shares of the Smith Barney Fund will generally be waived for 12 months following the death or disability of a shareholder. The CDSC will also be waived on certain distributions from a retirement plan. You should review the Prospectus and Statement of Additional Information of the Smith Barney Fund for a more complete description of the waiver policies that may be applicable. These policies are generally similar to the waiver policies in effect for the CitiSelect Portfolio.

  PURCHASE POLICIES

    You may purchase shares of each Fund at their net asset value, plus any applicable sales charge, next determined after receipt of your purchase request in good order. You may purchase shares of the CitiSelect Portfolio from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. You may purchase shares of the Smith Barney Fund from a Salomon Smith Barney Financial Consultant or an investment dealer in the selling group or a broker that clears through Salomon Smith Barney (called a dealer representative). Qualified retirement plans and certain other investors who are clients of the selling group are eligible to buy shares directly from the Smith Barney Fund by mailing a request to the Smith Barney Fund's sub-transfer agent.

    The CitiSelect Portfolio does not impose any minimum initial or subsequent investment requirements but a Service Agent may. The Smith Barney Fund imposes initial and additional investment amounts that vary depending on the class of shares bought and the nature of the investment account. Upon consummation of the Reorganization, CitiSelect shareholders will be subject to these minimum amounts if they wish to purchase additional shares of the Smith Barney Fund. These minimum initial and additional investment amounts are set forth in the table below:

                                                     MINIMUM         MINIMUM
                                                     INITIAL         ADDITIONAL
SMITH BARNEY FUND                                   INVESTMENT      INVESTMENT
-----------------                                   ----------      ----------

General                                               $1,000           $50

IRAs, Self Employed Retirement Plans, Uniform
  Gift to Minor Accounts                                $250           $50

Qualified Retirement Plans (under Section
  403(b)(7) or Section 401(a) of the Internal
  Revenue Code, including 401(k) plans)                  $25           $25

Simple IRAs                                               $1            $1

Monthly Systematic Investment Plans                      $25           $25

Quarterly Systematic Investment Plans                    $50           $50

  REDEMPTIONS

    Shares of each Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt of your redemption request in good order. The table below compares the redemption procedures and policies of the CitiSelect Portfolio and the Smith Barney Fund, which are generally similar.

REDEMPTION PROCEDURES
AND POLICIES                        CITISELECT PORTFOLIO                               SMITH BARNEY FUND
----------------------------        --------------------------------------------       --------------------------------------------

Through an Appropriate              To redeem shares, you may contact the Fund's       To redeem shares, you may contact a Salomon
Contact Person                      transfer agent, or if you hold shares              Smith Barney Financial Consultant or dealer
                                    through a Service Agent, your Service Agent.       representative, or for accounts held
                                                                                       directly with the Smith Barney Fund, the
                                                                                       sub-transfer agent.

  By Mail                           You may send written redemption requests to        For accounts held directly at the Fund, you
                                    the Fund's transfer agent or, if you hold          may send written redemption requests to the
                                    your shares through a Service Agent, your          sub-transfer agent.
                                    Service Agent.

  By Telephone                      You may make redemption requests by                You may be eligible to redeem shares (except
                                    telephone if your application permits.             those held in retirement plans) by telephone
                                                                                       in amounts up to $10,000 per day through the
                                                                                       transfer agent.

Systematic Withdrawal Plan          You can arrange to for automatic withdrawal        You can arrange for the automatic redemption
                                    of a specified dollar amount from your             of a portion of your shares on a monthly or
                                    account on a regular basis (no more                quarterly basis. To qualify, you must own
                                    frequently than monthly). To qualify, you          shares of at least $10,000 ($5,000 for
                                    must have at least $10,000 in your account         retirement plan accounts) and each automatic
                                    and each withdrawal must be at least $100.         redemption must be at least $50. If your
                                    If your shares are subject to a CDSC, you          shares are subject to a CDSC, the sales
                                    may only withdraw up to 10% of the value of        charge will be waived if your automatic
                                    your account in any year, but you will not         payments do not exceed 1% per month of the
                                    be subject to a CDSC on the shares withdrawn       value of your shares subject to a CDSC.
                                    under the plan.

Automatic Redemptions               Your account balance with a  Fund may be           If your account falls below $500 because of
                                    subject to a $500 minimum. If so, the Fund         redemption of Fund shares, the Fund may ask
                                    reserves the right to close your account if        you to bring your account up to the minimum
                                    it falls below $500 because of redemptions.        requirement. If your account balance is
                                    You will have 60 days to make an additional        still below $500 after 60 days, the Fund may
                                    investment.                                        close your account and send you the
                                                                                       redemption proceeds.

  EXCHANGES

    Shareholders of the CitiSelect Portfolio may exchange Fund shares for shares of the same class of the other CitiSelect Portfolios and certain other CitiFunds, subject to the limitation noted below. Similarly, shareholders of the Smith Barney Fund may exchange shares only for shares of the same class of certain other Smith Barney funds. A shareholder of the Smith Barney Fund must meet the minimum investment amount for each Smith Barney fund (except systematic exchanges). The CitiSelect Portfolio does not impose any similar minimum investment amount for exchanges into the CitiFunds, but a shareholder's Service Agent may.

    When you exchange your Class A shares of the CitiSelect Portfolio, you generally will be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. The Class A shares of the Smith Barney Fund issued in connection with the Reorganization will not be subject to an initial sales charge at the time of the exchange. CitiSelect shareholders who subsequently exchange the Class A shares of the Smith Barney Fund received in connection with the Reorganization, however, will be required to pay the difference, if any, between the sales charge applicable to the shares acquired in the exchange and the sales charge they originally paid. CitiSelect shareholders who purchased Fund shares prior to January 4, 1999 will not have to pay a sales charge when they exchange those shares for shares of a Smith Barney fund.

    For exchanges for both Funds, your deferred sales charge (if any) will continue to be measured from the date of your original purchase (which, for CitiSelect shareholders, will be deemed to be the date of original purchase of shares of the CitiSelect Portfolio). For both Funds, if you exchange into another fund that has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

    Shareholders of the CitiSelect Portfolio may place exchange orders through the transfer agent or through their Service Agent, and may place exchange orders by telephone if their account application permits. Shareholders of the Smith Barney Fund may place exchange orders through Salomon Smith Barney Financial Consultants or dealer representatives or through the transfer agent or sub-transfer agent, and may be eligible to exchange shares by telephone. Until September 11, 2000, CitiSelect shareholders may continue to exchange their shares of the CitiSelect Portfolio for shares of other CitiFunds, as described above. On and after that date, CitiSelect shareholders may exchange their shares of the CitiSelect Portfolio only for shares of certain Smith Barney funds, and these exchanges will be subject to the minimum investment amounts pertaining to the applicable Smith Barney fund or funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

    For each Fund, capital gain distributions and dividends are reinvested in additional shares of the same class that you hold, unless you choose to receive your distributions and dividends in cash. The Funds pay dividends and distribute capital gains, if any, according to the following schedule.

FUND                               INCOME DIVIDEND DISTRIBUTIONS        CAPITAL GAIN DISTRIBUTIONS
----                               -----------------------------        --------------------------
CitiSelect Portfolio               annually (in December)               annually (in December)
Smith Barney Fund                  monthly                              semi-annually (typically in June and December)

    On or immediately prior to the Closing Date of the Reorganization, the CitiSelect Portfolio will distribute (in the form of one or more dividends and/or other distributions) to its shareholders substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the date of such distribution or dividend. Unless otherwise requested, such distributions or dividends will be reinvested in the manner described above. Between the Closing Date and the end of its current taxable year, it is expected that the Smith Barney Fund will make one or more similar distributions to its shareholders, including the former CitiSelect shareholders who receive shares of the Smith Barney Fund in the Reorganization. Because such a distribution will generally include income and gains accumulated by the Smith Barney Fund prior to the Closing Date, the former CitiSelect shareholders receiving such a distribution will effectively receive a return of a portion of their capital investment in the Smith Barney Fund in the form of a taxable dividend.

TAX CONSEQUENCES

    The CitiSelect Portfolio and the Smith Barney Fund will each receive an opinion of Bingham Dana LLP in connection with the Reorganization to the effect that, based upon certain facts, assumptions and representations, (i) the distribution of investment securities from each Underlying Portfolio in redemption of the CitiSelect Portfolio's interest in the Underlying Portfolio will not result in the recognition of gain or loss for federal income tax purposes, and (ii) the transfer of substantially all of the assets and liabilities of the CitiSelect Portfolio to the Smith Barney Fund in exchange for voting stock of the Smith Barney Fund, followed by the distribution of such shares in complete liquidation of the CitiSelect Portfolio, will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes such a reorganization, no gain or loss will be recognized by the CitiSelect Portfolio or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

        PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS

PRINCIPAL INVESTMENTS AND RISK FACTORS

    The investment objectives and policies and risk factors of the CitiSelect Portfolio are, in many respects, similar to those of the Smith Barney Fund. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of each of the CitiSelect Portfolio and the Smith Barney Fund and is qualified in its entirety by the Prospectuses and Statements of Additional Information of the CitiSelect Portfolio and the Smith Barney Fund incorporated herein by reference.

FUNDS SUBJECT TO RISK                     PRINCIPAL INVESTMENT AND ACCOMPANYING RISK FACTOR
---------------------                     -------------------------------------------------
CITISELECT PORTFOLIO                      ASSET ALLOCATION:

                                          The CitiSelect Portfolio invests in a mix of equity and fixed income securities (each of these types of securities is referred to as an asset class). Citibank may further allocate the Fund's equity securities among large cap issuers, small cap issuers and international issuers and its fixed income securities among U.S. and foreign investment grade and high-yield bonds. The CitiSelect Portfolio's investment strategy depends largely on the investment manager's skill in both identifying the long term performance and relationships between asset classes and in assessing accurately the growth potential or credit quality of companies in which the Fund invests, in predicting accurately the direction of interest rates or the maturity of certain debt obligations, and other factors. The investment manager may not appropriately allocate a Fund's assets between equity and fixed income securities, or among different types of equity and fixed income securities.

                                          Citibank may change the Fund's asset allocations from time to time in response to market conditions and other factors. No approval by the Trustees of the CitiSelect Portfolio is required.

                                          To the extent that the Smith Barney Fund invests more of its assets in equity securities than the CitiSelect Portfolio does, the Smith Barney Fund would be subject to more of the risks associated with equity investing.

BOTH FUNDS                                MARKET RISK:

                                          The prices of securities will rise or fall due to changing economic, political or market conditions, or due to the company's individual situation. Some securities held by a Fund may be quite volatile, meaning that their prices can change significantly in a short time.

BOTH FUNDS                                GROWTH INVESTING:

                                          Growth securities are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears that those expectations will not be met, the prices of growth securities typically fall. An investment in growth securities may underperform certain other stock investments during periods when growth stocks are out of favor.

BOTH FUNDS                                VALUE INVESTING:

                                          Value investing involves selecting stocks that are inexpensive compared to other companies with similar earnings or assets. However, value stocks may continue to be inexpensive for long periods of time, and may never realize their potential. A security may not achieve its expected value because the circumstances causing it to be underpriced may stay the same or worsen. Value stocks may underperform certain other stock investments, such as growth stocks, during periods when value stocks are out of favor.

BOTH FUNDS                                PORTFOLIO SELECTION:

                                          The success of each Fund's investment strategy depends in large part on the Fund's portfolio managers. The portfolio managers may fail to pick securities that perform well because they are unable to assess accurately economic factors. In that case, you may lose money, or your investment may not do as well as an investment in a mutual fund with a similar investment strategy.

BOTH FUNDS                                SMALL CAPITALIZATION ISSUERS:

                                          Both Funds may invest in securities of small capitalization companies. Investing in small companies involves additional risks. Compared to large companies, small companies, and the market for their common stocks, are likely to:

                                          o Be more sensitive to changes in the economy, earnings results and investor expectations.

                                          o Have more limited product lines and capital resources.

                                          o Experience sharper swings in market values.

                                          o Be harder to sell at the times and prices the Fund thinks appropriate.

BOTH FUNDS                                INTEREST-RATE RISK:

                                          In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause a Fund's share price to go down.

BOTH FUNDS                                CREDIT RISK:

                                          Some issuers may not make payments on debt securities held by a Fund. Or, an issuer's financial condition may deteriorate, leading to greater volatility in the price of the security and making the security more difficult for the Fund to sell. Lower-quality debt securities are more susceptible to this risk than higher-quality debt securities. As noted below, each Fund may invest in lower-quality debt securities known as "junk bonds."
                                          To the extent that a Fund's assets are invested in lower-quality debt securities, that
                                          Fund may be subject to greater risk.

BOTH FUNDS                                JUNK BONDS:

                                          Each Fund may invest in debt securities of any grade, including junk bonds. Junk bonds are considered to be speculative investments and involve greater risks than higher-
                                          quality securities. The value of junk bonds will usually fall substantially if the issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for junk bonds to fall. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell. The
                                          Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

BOTH FUNDS                                FOREIGN SECURITIES:

                                          Each Fund may invest in foreign securities. Investing in non-U.S. issuers involves additional risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent a fund invests in issuers in emerging markets. These risks may include:

                                          o Less information about non-U.S. issuers or markets may be available because of less rigorous disclosure and accounting standards or regulatory practices.

                                          o Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the adviser may not be able to sell the fund's portfolio securities in amounts and at prices the adviser considers reasonable.

                                          o The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                                          o The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                                          o Economic, political and social developments may adversely affect the securities markets.

                                          o Foreign governmental obligations may involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

BOTH FUNDS                                PREPAYMENT AND EXTENSION RISK:

                                          The issuers of debt securities held by the Funds may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates.
                                          The Funds may not be able to reinvest that principal at attractive rates, and the Funds may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This makes securities more sensitive to interest rate changes.

BOTH FUNDS                                CONVERTIBLE SECURITIES:

                                          Both Funds may invest in convertible securities. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

BOTH FUNDS                                DERIVATIVES:

                                          Both Funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

                                          o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.

                                          o As a substitute for buying or selling securities.

                                          A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.

                                          The Funds' use of derivatives may involve leveraging. Under leveraging, a relatively small investment may produce substantial losses or gains for a Fund, well beyond the
                                          Fund's initial investment. Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the
                                          Fund's holdings.

                                          The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

BOTH FUNDS                                SHORT SALES:

                                          Each Fund may engage in short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund must later purchase the security in order to return the security borrowed. If the portfolio manager has predicted accurately, the price at which the Fund buys the security will be less than the price at which the Fund earlier sold the security, creating a profit for the Fund. However, if the price of the security goes up during this period, the Fund will be forced to buy the security for more than its sale price, causing a loss to the Fund. Losses from short sales may be unlimited.

                                          The Smith Barney Fund may not engage in short sales except those "against the box," which generally involve less risk. The CitiSelect Portfolio is not subject to this restriction.
                                          To the extent that the CitiSelect Portfolio engages in short sales that are not "against the box," it may be subject to more risk.

BOTH FUNDS                                PORTFOLIO TURNOVER:

                                          Each Fund may engage in active and frequent trading to achieve its principal investment strategies. Although the portfolio manager of the Funds attempts to minimize portfolio turnover, from time to time the Funds' annual portfolio turnover rate may exceed 100%.
                                          Active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which could increase the tax liability for the Fund's shareholders.
                                          Frequent trading also increases transaction costs, which could detract from a Fund's performance. For a comparison of the historical portfolio turnover rates of the Funds, see "The Proposed Transaction -- Portfolio Turnover" below.

BOTH FUNDS                                DEFENSIVE STRATEGIES:

                                          The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high-quality money market or other short-term instruments, and may not be pursuing their investment goals.

    The foregoing describes the principal investments and related risks of each Fund. Each Fund may invest in additional types of investments and may be subject to additional risk factors that are described in the Statement of Additional Information of that Fund. Certain of these non-principal investments and related risk factors may differ for each Fund. For example, whereas the CitiSelect Portfolio may engage in short sales, the Smith Barney Fund may engage in short sales only "against the box," which generally involve less risk. In addition, the Smith Barney Fund may lend its portfolio securities, provided that the value of the securities loaned by the Fund does not exceed 20% of the market value of its total assets. The CitiSelect Portfolio's securities loans may not exceed 30% of the Fund's total assets. For a further description of these investments and related risks, please consult the Statement of Additional Information of the applicable Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental investment limitations that may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The fundamental investment restrictions of the Funds are, in general, similar. These fundamental restrictions limit the amounts that the Funds may borrow and prohibit the Funds from investing in a manner that would cause it to fail to be a diversified investment company under the 1940 Act, from investing more than 25% of the Fund's total assets in securities of issuers in the same industry (with certain exceptions), from investing in oil, gas or mineral interests, from lending money (with certain exceptions), from underwriting securities issued by other persons, from purchasing or selling real estate, commodities or commodity contracts (with certain exceptions), or from issuing "senior securities" (as defined in the 1940 Act) to the extent prohibited by the 1940 Act.

    Although these restrictions are similar, the parameters may be different between the two Funds. For example, the CitiSelect Portfolio may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value, but the Smith Barney Fund is not subject to a similar restriction.

NON-FUNDAMENTAL RESTRICTIONS

    In addition to the fundamental restrictions described above, the Smith Barney Fund is subject to certain non-fundamental restrictions that may be changed at any time by that Fund's Board of Trustees without shareholder approval. These non-fundamental restrictions provide that the Smith Barney Fund may not: (1) purchase securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"); (2) write or sell puts, calls, straddles, spreads or combinations thereof, except as permitted under the Fund's investment objective and policies; (3) purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; (4) make investments for the purpose of exercising control or management; (5) purchase or retain securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or SSB Citi owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities; (6) purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or (7) purchase restricted securities, illiquid securities and other securities with contractual or other restrictions on resale and other instruments that are not readily marketable if such investments exceed 10% of the value of the Fund's total assets. For additional information, you should consult the Statement of Additional Information of the Smith Barney Fund.

                           THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

    As described above, the Plan provides that the CitiSelect Portfolio will receive a distribution of investment securities from the applicable Underlying Portfolios and that, immediately thereafter, substantially all of the assets and liabilities of the CitiSelect Portfolio will be transferred to the Smith Barney Fund. In exchange for the transfer of those assets and liabilities, each class of the CitiSelect Portfolio will receive voting shares of the corresponding class of shares of the Smith Barney Fund ("Reorganization Shares"). Reorganization Shares of the Smith Barney Fund so received will then be distributed to the shareholders of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio, and the CitiSelect Portfolio will be terminated.

    As a result of the Reorganization, each shareholder of each class of the CitiSelect Portfolio will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiSelect Portfolio held on the Closing Date. The Smith Barney Fund will establish an account for each CitiSelect shareholder that will reflect the number and class of shares of the Smith Barney Fund distributed to that shareholder. The Smith Barney Fund's shares issued in the Reorganization will be in uncertificated form.

    Until the closing of the Reorganization, shareholders of the CitiSelect Portfolio will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the CitiSelect Portfolio's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the closing of the Reorganization will be treated as requests received for the redemption of shares of the Smith Barney Fund.

    The obligations of the CitiSelect Portfolio and the Smith Barney Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The CitiSelect Portfolio and the Smith Barney Fund are in the process of making the necessary filings.

    To provide against unforeseen events, the Plan may be terminated or amended prior to the Closing Date by action of the Trustees or Directors, as applicable, of either the CitiSelect Portfolio or the Smith Barney Fund, notwithstanding the approval of the Plan by the shareholders of the CitiSelect Portfolio. However, no amendment may be made that materially adversely affects the interests of the CitiSelect shareholders without obtaining the approval of the shareholders of the CitiSelect Portfolio. The CitiSelect Portfolio and the Smith Barney Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

    Citibank and SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization, which are estimated to be approximately $119,000. Shareholders have no rights of appraisal.

REASONS FOR THE PROPOSED TRANSACTION

    At a meeting of the Board of Trustees of the CitiFunds Trust held on July 13, 2000, the Trustees of the CitiFunds Trust, including a majority of the Non-Interested Trustees, on behalf of the CitiSelect Portfolio, considered materials discussing the potential benefits to the shareholders of the CitiSelect Portfolio if the CitiSelect Portfolio were to reorganize with and into the Smith Barney Fund. For the reasons discussed below, the Board of Trustees of the CitiFunds Trust, including a majority of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the CitiSelect Portfolio and its shareholders and that the interests of the CitiSelect shareholders will not be diluted as a result of the proposed Reorganization.

    The proposed combination of the CitiSelect Portfolio into the Smith Barney Fund will allow the shareholders of the CitiSelect Portfolio to continue to participate in a professionally managed portfolio governed by similar investment objectives. The Trustees of the CitiSelect Portfolio believe that the CitiSelect shareholders will benefit from the proposed Reorganization for the following reasons:

  LARGER FAMILY OF FUNDS

    The Reorganization offers CitiSelect shareholders the opportunity to become part of a larger and more diverse family of more than sixty mutual funds. CitiSelect shareholders will be able to exchange their shares among most or all of those Smith Barney funds. In addition, the Reorganization offers CitiSelect shareholders the opportunity to invest in a family of funds that has demonstrated the ability to attract new investors. Successful marketing and resulting fund growth, in turn, may afford investors the benefits of portfolio diversification and economies of scale.

  ECONOMIES OF SCALE; FEES AND EXPENSES

    SSB Citi and Citibank believe that the combination of funds which have similar investment objectives and policies into a single larger fund may increase economic and other efficiencies for investors and may ultimately result in a lower total expense ratio. Some of the fixed expenses currently paid by the Smith Barney Fund, such as accounting, legal and printing costs, would be spread over a larger asset base upon the combination of the CitiSelect Portfolio and Smith Barney Fund. Other things being equal, shareholders may benefit from economies of scale through lower expense ratios and higher net income distributions over time. SSB Citi also believes that a larger asset base could provide portfolio-management benefits such as greater diversification.

    In addition, shareholders of the CitiSelect Portfolio will benefit from the lower total annual operating expenses of Class A and Class B shares of the Smith Barney Fund (as determined for each Fund's most recent fiscal year end).

    Due to a combination of factors, including the benefits described above, the Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolio, believes that the CitiSelect Portfolio and its shareholders would benefit from a tax-free reorganization with the Smith Barney Fund. ACCORDINGLY, IT IS RECOMMENDED THAT THE SHAREHOLDERS OF THE CITISELECT PORTFOLIO APPROVE THE REORGANIZATION WITH THE SMITH BARNEY FUND.

    The Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolio, in recommending the proposed transaction, considered a number of factors, including the following:

    (a) the compatibility of the CitiSelect Portfolio's investment objectives, policies and restrictions with those of the Smith Barney Fund;

    (b) the benefits to CitiSelect shareholders of becoming shareholders of a larger fund family with a wide array of mutual funds;

    (c) the advisory, distribution, and other servicing arrangements of the Smith Barney Fund;

    (d) the tax-free nature of the Reorganization;

    (e) the total annual expense ratios of the Smith Barney Fund as compared to the CitiSelect Portfolio;

    (f) the terms and conditions of the Reorganization and that it should not result in a dilution of CitiSelect shareholder interests;

    (g) the level of costs and expenses to the CitiSelect Portfolio of the proposed Reorganization; and

    (h) a variety of alternatives available to the CitiSelect Portfolio including maintaining the status quo or liquidating the CitiSelect Portfolio.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    The CitiSelect Portfolio is a diversified series of CitiFunds Trust I, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984 and is registered with the Securities and Exchange Commission as an open-end management investment company. The Smith Barney Fund is a diversified series of Smith Barney Income Funds (the "Smith Barney Trust"), which was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a master trust agreement dated March 12, 1985, as amended from time to time, and is registered with the Securities and Exchange Commission as an open-end management investment company.

    Each Fund currently offers Class A and Class B shares, and the Smith Barney Fund also offers Class L, Class O and Class Y shares. Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of the Fund. Each class of shares of each Fund has identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to the provisions of the Rule 12b-1 distribution plan that pertains to a particular class. Shareholders are entitled to one vote per share held on matters on which they are entitled to vote.

    The CitiFunds Trust is not required to hold annual meetings of shareholders but the CitiFunds Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Smith Barney Trust is not required to hold annual meetings of shareholders but meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as provided in the master trust agreement or upon any other matter deemed by the Trustees to be necessary or desirable.

    Shareholders of the CitiFunds Trust have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. The Trustees of the Smith Barney Trust must promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Smith Barney Trust when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Smith Barney Fund and the CitiSelect Portfolio of an opinion from Bingham Dana LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the distribution of investment securities from each Underlying Portfolio in redemption of the CitiSelect Portfolio's interest in the Underlying Portfolio will not result in recognition of gain or loss by the CitiSelect Portfolio; (ii) the transfer to the Smith Barney Fund of all or substantially all of the assets of the CitiSelect Portfolio in exchange solely for Reorganization Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolio, followed by the distribution of such Reorganization Shares to the shareholders of the CitiSelect Portfolio in exchange for their shares of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Smith Barney Fund and the CitiSelect Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized by the CitiSelect Portfolio upon the transfer of the CitiSelect Portfolio's assets to the Smith Barney Fund solely in exchange for the Reorganization Shares and the assumption by the Smith Barney Fund of liabilities of the CitiSelect Portfolio or upon the distribution (whether actual or constructive) of the Reorganization Shares to the CitiSelect Portfolio's shareholders in exchange for their shares of the CitiSelect Portfolio; (iv) the basis of the assets of the CitiSelect Portfolio in the hands of the Smith Barney Fund will be the same as the basis of such assets in the hands of the CitiSelect Portfolio immediately prior to the transfer, which will be determined by reference to the basis of the CitiSelect Portfolio in its interests in the Underlying Portfolios; (v) the holding period of the assets of the CitiSelect Portfolio in the hands of the Smith Barney Fund will include the period during which such assets were held by the CitiSelect Portfolio and the period during which such assets were held by the Underlying Portfolios; (vi) no gain or loss will be recognized by the Smith Barney Fund upon the receipt of the assets of the CitiSelect Portfolio solely in exchange for Reorganization Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolio; (vii) no gain or loss will be recognized by the shareholders of the CitiSelect Portfolio upon the receipt of Reorganization Shares solely in exchange for their shares of the CitiSelect Portfolio as part of the transaction; (viii) the basis of Reorganization Shares received by the shareholders of the CitiSelect Portfolio will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the CitiSelect Portfolio exchanged therefor; and (ix) the holding period of Reorganization Shares received by the shareholders of the CitiSelect Portfolio will include the holding period during which the shares of the CitiSelect Portfolio exchanged therefor were held, provided that at the time of the exchange the shares of the CitiSelect Portfolio were held as capital assets in the hands of the shareholders of the CitiSelect Portfolio.

    As described above, although the CitiSelect Portfolio will, immediately prior to or on the Closing Date, distribute substantially all of its investment company taxable income and net realized capital gain to its shareholders as one or more taxable dividends, the Smith Barney Fund will not make such a distribution immediately prior to or on the Closing Date. As a result, when the Smith Barney Fund subsequently makes a similar distribution or distributions to its shareholders, including the former CitiSelect Portfolio shareholders who receive Reorganization Shares of the Smith Barney Fund, those former CitiSelect Portfolio shareholders will effectively be receiving a return of a portion of their capital investment in the Smith Barney Fund (on which they may have already paid taxes) in the form of a taxable dividend.

    While the Smith Barney Fund and the CitiSelect Portfolio are not aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

LIQUIDATION AND TERMINATION OF CITISELECT PORTFOLIO

    If the Reorganization is effected, the CitiSelect Portfolio will be liquidated and terminated, and the Fund's outstanding shares will be cancelled.

PORTFOLIO SECURITIES

    If the Reorganization is effected, the CitiSelect Portfolio will redeem its interest in the Underlying Portfolios and will receive its proportionate share of the portfolio securities of these Underlying Portfolios. The CitiSelect Portfolio will then transfer these portfolio securities to the Smith Barney Fund. If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the CitiSelect Portfolio being transferred to the Smith Barney Fund. Consistent with the Smith Barney Fund's investment objectives and policies, any restrictions imposed by the Code and the best interests of the Smith Barney Fund's shareholders (including former shareholders of the CitiSelect Portfolio), SSB Citi will determine whether to maintain an investment in these portfolio securities. Subject to market conditions, the disposition of portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the Underlying Portfolios of the CitiSelect Portfolio have ranged from 26% to 646% during the year ended October 31, 1999. The portfolio turnover rate for the Smith Barney Fund for its fiscal year ended December 31, 1999 was 93%. For a discussion of the risks relating to portfolio turnover, see "Principal Investments and Risk Factors."

PRO FORMA CAPITALIZATION

    Because the CitiSelect Portfolio will be combined in the Reorganization with the Smith Barney Fund, the total capitalization of the Smith Barney Fund after such Reorganization is expected to be greater than the current capitalization of the CitiSelect Portfolio. The following table sets forth as of June 30, 2000:
(a) the capitalization of the CitiSelect Portfolio and the Smith Barney Fund, and (b) the pro forma capitalization of the Smith Barney Fund as adjusted to give effect to the Reorganization proposed with respect to the Smith Barney Fund. If the Reorganization is consummated, the capitalization of the CitiSelect Portfolio and the Smith Barney Fund is likely to be different at the effective time of their Reorganization as a result of daily share purchase and redemption activity. Due to the net asset value of the CitiSelect Portfolio being less than ten percent of the Smith Barney Fund's value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

                                                                      NET ASSET
                                      TOTAL            SHARES           VALUE
                                   NET ASSETS        OUTSTANDING      PER SHARE
                                   ----------        -----------      ---------

CITISELECT PORTFOLIO
  Class A                        $  108,005,016       9,971,233         $10.83
  Class B                        $      554,306          51,591         $10.74

SMITH BARNEY FUND
  Class A                        $  635,533,264      35,457,676         $17.92
  Class B                        $1,341,515,808      75,399,481         $17.79

PRO FORMA SMITH BARNEY FUND
  Class A                        $  743,538,280      41,484,742         $17.92
  Class B                        $1,342,070,114      75,430,639         $17.79

PERFORMANCE

    Performance shown below is as of December 31, 1999 and is based on historical earnings and is not predictive of future performance. Performance reflects reinvestment of dividends and other earnings. Performance also reflects the highest sales charge applicable to each class of shares. For more information about the applicable sales charges and other fund expenses, please refer to "Overall Expenses" above. The table below shows the average annual total returns for each Fund over each period indicated.

                                                                                            SMITH BARNEY PREMIUM
                                          CITISELECT FOLIO 400 GROWTH                         TOTAL RETURN FUND
                                      -------------------------------------            ----------------------------------
                                         CLASS A                CLASS B                 CLASS A               CLASS B
                                         -------                -------                 -------               -------
One Year                                  2.07%                0.96%(1)                   0.08%                 0.63%
Five Year                                  N/A                    N/A                    14.47%                14.97%
Ten Years                                  N/A                    N/A                     N/A                  13.09%
Since Inception(2)                        7.23%                  0.96%                   12.70%                12.96%

Best Quarter(3)                      11.99% (12/98)               n/a                     n/a              14.90% (3/91)
Worst Quarter(3)                     (12.76)% (9/98)              n/a                     n/a             (12.83)% (9/90)

----------
(1) Class B shares of the CitiSelect Portfolio were first offered on January 4, 1999.
(2) With respect to the CitiSelect Portfolio, since June 17, 1996 (Class A shares) and January 4, 1999 (Class B shares);
    with respect to the Smith Barney Fund, since November 6, 1992 (Class A shares) and September 16, 1985 (Class B shares).
(3) Best and Worst Quarter information does not include applicable sales charges. Were such charges included, the performance figures would have been lower. Additionally, such information is shown only for Class A shares of the
    CitiSelect Portfolio and Class B shares of the Smith Barney Fund.

    When you consider the performance of the Funds, please note that differences in performance may be attributable in part to the markets and types of securities in which each Fund invests. For example, the CitiSelect Portfolio is a diversified asset allocation fund that invests in both foreign and domestic markets and in large cap and small cap equity, as well as fixed income, securities. In recent years, investments in some of these markets and types of securities have not performed as well as investments in U.S. large cap equity securities.

                              VOTING INFORMATION

GENERAL INFORMATION

    The Board of Trustees of the CitiSelect Portfolio is furnishing this combined Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the CitiSelect Portfolio at which shareholders will be asked to consider and approve the proposed Plan. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the CitiSelect Portfolio and Smith Barney Fund may also solicit proxies by telephone or otherwise. Shareholder Communications, Inc. has been retained to assist in the solicitation of proxies, at a cost of approximately $19,000. Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope or via facsimile, (2) by touch-tone voting over the telephone, or (3) by voting via the internet. Any shareholder of the CitiSelect Portfolio giving a proxy has the power to revoke it by submitting a written notice of revocation to the CitiSelect Portfolio or by attending the Special Meeting and voting in person. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement.

    In cases where CitiSelect shareholders have purchased their shares through Service Agents, these Service Agents are the shareholders of record of the CitiSelect Portfolio. At the Special Meeting a Service Agent may, except as prohibited by law, vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

QUORUM; VOTE REQUIRED TO APPROVE PROPOSAL

    The holders of a majority of the outstanding shares entitled to vote of the CitiSelect Portfolio present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by the CitiSelect Portfolio. If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the CitiSelect Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

    For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by the CitiSelect Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The Plan must be approved by the vote of (a) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the CitiSelect Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the CitiSelect Portfolio, whichever is less. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Plan.

OUTSTANDING SHAREHOLDERS

    Holders of record of the shares of the CitiSelect Portfolio at the close of business on August 11, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of August 11, 2000, there were 9,231,472.535 outstanding Class A shares and 50,794.884 outstanding Class B shares entitled to vote.

    The table below shows the name, address and share ownership of each person known to the CitiSelect Portfolio to own 5% or more of any class of shares of the CitiSelect Portfolio as of August 11, 2000. The table also indicates the percentage of the CitiSelect Portfolio's shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership for each person listed below is record ownership.

                                                                   PRO FORMA
                                                                  PERCENTAGE
                                              PERCENTAGE        OWNERSHIP POST-
NAME AND ADDRESS                              OWNERSHIP         REORGANIZATION
----------------                              ---------         --------------

Class A
Fiserv Securities, Inc.                         93.86%              12.49%
Attn: Mutual Funds Dept.
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, Pa. 19103-7084

CNA Trust, Trustee                              5.83%                0.78%
FBO Omnibus Participants
Reinvestment Accounts
P.O. Box 5024
Costa Mesa, CA 92628-5024

Class B
Fiserv Securities, Inc.                        99.40%                0.04%
Attn: Mutual Funds Dept.
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, Pa. 19103-7084

    The table below shows the name, address and share ownership of each person known to the Smith Barney Fund to own 5% or more of any class of shares of the Smith Barney Fund as of August 11, 2000. The table also indicates the percentage of the Smith Barney Fund's shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

                                                                   PRO FORMA
                                                                  PERCENTAGE
                                              PERCENTAGE        OWNERSHIP POST-
NAME AND ADDRESS                              OWNERSHIP         REORGANIZATION
----------------                              ---------         --------------

Class Y
Smith Barney Concert Series, Inc.*
Balanced Portfolio                             58.40%               58.40%
PNC Bank, N.A.
Attn: Beverly Timson
200 Stevens Drive North, Suite 440
Lester, PA 19113-1522
(Maryland corporation)

Smith Barney Concert Series, Inc.*
Select Balanced Portfolio                      26.46%               26.46%
PNC Bank, N.A.
Attn: Beverly Timson
200 Stevens Drive North, Suite 440
Lester, PA 19113-1522
(Maryland corporation)

Smith Barney Concert Series, Inc.
Conservative Portfolio                          7.41%                7.41%
PNC Bank, N.A.
Attn: Beverly Timson
200 Stevens Drive North, Suite 440
Lester, PA 19113-1522

* Shareholders beneficially owning more than 25% of the voting securities of a Fund may be presumed to control that Fund.

    As of August 11, 2000, the officers and Trustees of the CitiSelect Portfolio as a group owned less than 1% of any class of the CitiSelect Portfolio's outstanding shares. As of August 11, 2000, the officers and Trustees of Smith Barney Income Funds as a group owned less than 1% of any class of the Smith Barney Fund's outstanding shares.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

    As noted above, additional information about the CitiSelect Portfolio, the Smith Barney Fund and the Reorganization has been filed with the Securities and Exchange Commission and may be obtained without charge by writing or calling the CitiSelect Portfolio, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, telephone number (617) 423-1679, or the Smith Barney Fund, 388 Greenwich Street, New York, New York 10013, telephone number (800) 451-2010. Information included in this Proxy Statement/Prospectus concerning the CitiSelect Portfolio was provided by the CitiFunds Trust, on behalf of the CitiSelect Portfolio, and information concerning the Smith Barney Fund was provided by the Smith Barney Trust, on behalf of the Smith Barney Fund.

    Each Fund files reports, proxy materials and other information about the applicable Fund with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov.

                                OTHER MATTERS

    No Trustee is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the CitiSelect Portfolio.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY FACSIMILE.

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of          , 2000, between CitiFunds(SM) Trust I, a
Massachusetts business trust with its principal place of business at 21 Milk Street, Boston, Massachusetts 02109 (the "CitiFund Trust"), on behalf of its series, CitiSelect Folio 400 Growth (the "CitiSelect Portfolio"), and Smith Barney Income Funds, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 (the "Smith Barney Trust"), on behalf of its series, Smith Barney Premium Total Return Fund (the "Smith Barney Fund," and together with the CitiSelect Portfolio, the "Funds"), and, solely for purposes of Section 10.2 below, Citibank, N.A., a national banking association ("Citibank"), and SSB Citi Fund Management LLC, a Delaware limited liability company ("SSB Citi").

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the CitiSelect Portfolio and the Smith Barney Fund, with which the CitiSelect Portfolio will reorganize, as provided herein. The reorganization will consist of the transfer of substantially all of the assets of the CitiSelect Portfolio to the Smith Barney Trust, on behalf of the Smith Barney Fund, in exchange solely for voting shares of the corresponding classes of shares of beneficial interest ($0.001 par value per share) of the Smith Barney Fund (the "Smith Barney Fund Shares"), the assumption by the Smith Barney Trust, on behalf of the Smith Barney Fund, of all of the liabilities of the CitiSelect Portfolio and the distribution of the Smith Barney Fund Shares to the shareholders of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE CITISELECT PORTFOLIO TO THE SMITH BARNEY FUND IN EXCHANGE FOR SMITH BARNEY FUND SHARES, THE ASSUMPTION OF ALL CITISELECT PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE CITISELECT PORTFOLIO

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the CitiFund Trust, on behalf of the CitiSelect Portfolio, agrees to transfer to the Smith Barney Fund substantially all of the CitiSelect Portfolio's assets as set forth in section 1.2, and the Smith Barney Trust, on behalf of the Smith Barney Fund, agrees in exchange therefor (i) to deliver to the CitiSelect Portfolio that number of full and fractional Class A and Class B Smith Barney Fund Shares determined by dividing the value of the CitiSelect Portfolio's net assets allocated to each class, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Smith Barney Fund Share of the applicable class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the CitiSelect Portfolio, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the CitiSelect Portfolio to be acquired by the Smith Barney Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the CitiSelect Portfolio, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in section 1.4 hereof and the CitiSelect Portfolio's rights under this Agreement.

    1.3. The Smith Barney Fund shall assume all liabilities of the CitiSelect Portfolio, whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. The CitiSelect Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

    1.4. On or as soon as practicable prior to the Closing Date, the CitiSelect Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of its assets provided for in section 1.1, the CitiSelect Portfolio will distribute to its shareholders of record (the "CitiSelect Shareholders"), determined as of the Valuation Time as defined in section 2.1, on a pro rata basis, the Smith Barney Fund Shares received by the CitiSelect Portfolio pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Smith Barney Fund Shares then credited to the account of the CitiSelect Portfolio on the books of the Smith Barney Fund to open accounts on the share records of the Smith Barney Fund in the names of the CitiSelect Shareholders. The aggregate net asset value of each class of Smith Barney Fund Shares to be so credited to CitiSelect Shareholders shall be equal to the aggregate net asset value of the corresponding class of shares of CitiSelect Portfolio (the "CitiSelect Shares") owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the CitiSelect Portfolio will simultaneously be cancelled on the books of the CitiSelect Portfolio. The Smith Barney Fund will not issue certificates representing Smith Barney Fund Shares in connection with such exchange.

    1.6. Ownership of Smith Barney Fund Shares will be shown on the Smith Barney Fund's books. Shares of the Smith Barney Fund will be issued in the manner described in the Smith Barney Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the CitiSelect Portfolio, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the CitiSelect Portfolio.

    1.8. All books and records of the CitiSelect Portfolio, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Smith Barney Fund from and after the Closing Date and shall be turned over to the Smith Barney Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the net assets of each class of the CitiSelect Portfolio shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Smith Barney Fund's then-current prospectus and statement of additional information.

    2.2. The net asset value of a Class A Smith Barney Fund Share shall be the net asset value of a Class A share of the Smith Barney Fund computed as of the Valuation Time using the valuation procedures set forth in the Smith Barney Fund's then-current prospectus and statement of additional information. The net asset value of a Class B Smith Barney Fund Share shall be the net asset value of a Class B share of the Smith Barney Fund computed as of the Valuation Time using the valuation procedures set forth in the Smith Barney Fund's then-current prospectus and statement of additional information.

    2.3. The number of Class A and Class B Smith Barney Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets of the CitiSelect Portfolio, less the value of the liabilities of the CitiSelect Portfolio assumed, shall be determined by dividing the value of the Assets allocated to each class of the CitiSelect Portfolio less the value of the liabilities allocated to that class of the CitiSelect Portfolio as determined in accordance with section 2.1, by the net asset value of a Smith Barney Fund Share of the corresponding class determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees and independent accountants.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the Reorganization contemplated by this Agreement shall be October 6, 2000, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Bingham Dana LLP, 399 Park Avenue, New York, New York, or at such other place and time as the parties may agree.

    3.2. The CitiFund Trust shall furnish to the Smith Barney Trust a statement of the CitiSelect Portfolio's net assets, together with a list of portfolio holdings with values as determined in section 2.1, all as of the Valuation Time, certified by the CitiFund Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

    3.3. State Street Bank and Trust Company ("State Street"), as custodian for the CitiSelect Portfolio, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets of the CitiSelect Portfolio have been delivered in proper form to PNC Bank, National Association ("PNC Bank"), custodian for the Smith Barney Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The CitiSelect Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by State Street to PNC Bank for examination no later than five business days preceding the Closing Date and transferred and delivered by the CitiSelect Portfolio as of the Closing Date for the account of the Smith Barney Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The CitiSelect Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and State Street. The cash to be transferred by the CitiSelect Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. State Street, as transfer agent of the CitiSelect Portfolio, on behalf of the CitiSelect Portfolio, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the CitiSelect Shareholders and the number and percentage ownership (to three decimal places) of outstanding CitiSelect Shares of each class owned by each such shareholder immediately prior to the Closing. The Smith Barney Fund shall issue and deliver a confirmation evidencing the Smith Barney Fund Shares of each class to be credited on the Closing Date to the CitiSelect Portfolio or provide evidence satisfactory to the CitiSelect Portfolio that such Smith Barney Fund Shares have been credited to the CitiSelect Portfolio's account on the books of the Smith Barney Fund.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Smith Barney Fund or the CitiSelect Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the CitiFund Trust or the Smith Barney Trust, accurate appraisal of the value of the net assets with respect to the Smith Barney Fund Shares or the CitiSelect Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The CitiFund Trust, on behalf of itself and the CitiSelect Portfolio, represents and warrants to the Smith Barney Trust and the Smith Barney Fund as follows:

        (a) The CitiFund Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The CitiSelect Portfolio has been duly established as a series of the CitiFund Trust;

        (b) The CitiFund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the CitiFund Trust, on behalf of the CitiSelect Portfolio, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the CitiSelect Portfolio which shall terminate on or prior to the Closing Date, the CitiSelect Portfolio is not, and the execution, delivery and performance of this Agreement by the CitiFund Trust on behalf of the CitiSelect Portfolio will not result, in violation of Massachusetts law or of the CitiFund Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the CitiSelect Portfolio is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the CitiFund Trust on behalf of the CitiSelect Portfolio will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the CitiSelect Portfolio is a party or by which it is bound;

        (e) To the CitiFund Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the CitiSelect Portfolio or any properties or assets held by it. The CitiFund Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the CitiSelect Portfolio, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the CitiSelect Portfolio's business or its or the CitiSelect Portfolio's ability to consummate the transactions herein contemplated;

        (f) The financial statements of the CitiSelect Portfolio at and for the year ended October 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. The financial statements of the CitiSelect Portfolio at and for the six-month period ended April 30, 2000, which are unaudited, are in accordance with GAAP consistently applied. All of such statements (copies of which have been furnished to the Smith Barney Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the CitiSelect Portfolio as of the dates thereof in accordance with GAAP, and there are no known contingent liabilities of the CitiSelect Portfolio required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein;

        (g) Since April 30, 2000, there has not been any material adverse change in the CitiSelect Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the CitiSelect Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Smith Barney Fund. For purposes of this subsection (g), a decline in net asset value per share of the CitiSelect Portfolio due to declines in market values of securities in the CitiSelect Portfolio's portfolio, the discharge of CitiSelect Portfolio liabilities, or the redemption of CitiSelect Shares by CitiSelect Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the CitiSelect Portfolio required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the CitiFund Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the CitiSelect Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the CitiSelect Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date;

        (j) All issued and outstanding shares of the CitiSelect Portfolio (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the CitiSelect Portfolio's transfer agent, as provided in section 3.3. There are no outstanding options, warrants or other rights to subscribe for or purchase any CitiSelect Shares, nor is there outstanding any security convertible into any CitiSelect Share;

        (k) At the Closing Date, the CitiFund Trust, on behalf of the CitiSelect Portfolio, will have good and marketable title to the CitiSelect Portfolio's Aets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Smith Barney Trust, on behalf of the Smith Barney Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Smith Barney Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Smith Barney Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the CitiFund Trust, and, subject to the approval of the CitiSelect Shareholders, this Agreement constitutes a valid and binding obligation of the CitiFund Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

        (m) The information to be furnished by the CitiFund Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the CitiSelect Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the CitiSelect Portfolio to be included in the Registration Statement referred to in section 5.6 (the "Proxy Statement"), insofar as it relates to the CitiSelect Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Smith Barney Trust for use therein.

    4.2. The Smith Barney Trust, on behalf of itself and the Smith Barney Fund, represents and warrants to the CitiFund Trust and the CitiSelect Portfolio as follows:

        (a) The Smith Barney Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Smith Barney Fund has been duly established as a series of the Smith Barney Trust;

        (b) The Smith Barney Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Smith Barney Trust, on behalf of the Smith Barney Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws;

        (d) The Smith Barney Fund is not, and the execution, delivery and performance of this Agreement by the Smith Barney Trust on behalf of the Smith Barney Fund will not result, in violation of Massachusetts law or of the Smith Barney Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Smith Barney Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Smith Barney Trust on behalf of the Smith Barney Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Smith Barney Fund is a party or by which it is bound;

        (e) To the Smith Barney Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Smith Barney Fund or any properties or assets held by it. The Smith Barney Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Smith Barney Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Smith Barney Fund's business or its or the Smith Barney Fund's ability to consummate the transactions herein contemplated;

        (f) The financial statements of the Smith Barney Fund at and for the year ended July 31, 1999 have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied. The financial statements of the Smith Barney Fund at and for the six-month period ended January 31, 2000, which are unaudited, are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the CitiSelect Portfolio) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Smith Barney Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Smith Barney Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since January 31, 2000, there has not been any material adverse change in the Smith Barney Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Smith Barney Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the CitiSelect Portfolio. For purposes of this subsection (g), a decline in net asset value per share of the Smith Barney Fund due to declines in market values of securities in the Smith Barney Fund's portfolio, the discharge of Smith Barney Fund liabilities, or the redemption of Smith Barney Fund Shares by Smith Barney Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Smith Barney Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Smith Barney Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Smith Barney Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date. At Closing, the Smith Barney Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date;

        (j) All issued and outstanding shares of the Smith Barney Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Smith Barney Fund Shares, nor is there outstanding any security convertible into any Smith Barney Fund Share. The Smith Barney Fund Shares to be issued and delivered to the CitiSelect Portfolio for the account of the CitiSelect Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Smith Barney Fund Shares, and will be fully paid and non-assessable;

        (k) At the Closing Date, the Smith Barney Trust, on behalf of the Smith Barney Fund, will have good and marketable title to the Smith Barney Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the CitiFund Trust, on behalf of the CitiSelect Portfolio, has received notice at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Smith Barney Trust, and this Agreement will constitute a valid and binding obligation of the Smith Barney Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

        (m) The information to be furnished by the Smith Barney Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Smith Barney Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The Proxy Statement, insofar as it relates to the Smith Barney Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the CitiFund Trust for use therein.

5.  COVENANTS

    5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Smith Barney Fund's officers and agents shall have reasonable access to the CitiSelect Portfolio's books and records necessary to maintain current knowledge of the CitiSelect Portfolio and to ensure that the representations and warranties made by the CitiSelect Portfolio are accurate.

    5.3. The CitiFund Trust and the CitiSelect Portfolio covenant to call a meeting of the shareholders of the CitiSelect Portfolio to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than October 2, 2000 (or such other date as the parties may agree to in writing).

    5.4. The CitiFund Trust and the CitiSelect Portfolio covenant that the Smith Barney Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6. The Smith Barney Trust will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, and the CitiFund Trust will file the Proxy Statement contained therein, in connection with the meeting of CitiSelect Shareholders to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The CitiFund Trust and the CitiSelect Portfolio will provide the Smith Barney Fund with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

    5.7. Each of the CitiFund Trust and the CitiSelect Portfolio covenants that it will, from time to time, as and when reasonably requested by the Smith Barney Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Smith Barney Trust may reasonably deem necessary or desirable in order to vest in and confirm the Smith Barney Trust's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

    5.8. Each of the Smith Barney Trust and the Smith Barney Fund covenants that it will, from time to time, as and when reasonably requested by the CitiFund Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the CitiFund Trust may reasonably deem necessary or desirable in order to (i) vest and confirm the CitiFund Trust's title to and possession of all Smith Barney Fund Shares to be transferred to the CitiSelect Portfolio pursuant to this Agreement and (ii) assume the assumed liabilities of the CitiSelect Portfolio.

    5.9. The CitiFund Trust, the Smith Barney Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Smith Barney Fund, to continue its operations after the Closing Date.

    5.10. As soon as reasonably practicable after the Closing, the CitiSelect Portfolio shall make a liquidating distribution to its shareholders consisting of the Smith Barney Fund Shares received at the Closing.

    5.11. Each of the Smith Barney Fund and the CitiSelect Portfolio shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CITIFUND TRUST

    The obligations of the CitiFund Trust and the CitiSelect Portfolio to consummate the transactions provided for herein shall be subject, at the CitiFund Trust's election, to the performance by the Smith Barney Trust and the Smith Barney Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Smith Barney Trust, on behalf of itself and the Smith Barney Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Smith Barney Trust or the Smith Barney Fund, the CitiFund Trust or the CitiSelect Portfolio, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the CitiFund Trust or the CitiSelect Portfolio, or the Smith Barney Trust or the Smith Barney Fund, which any of such persons reasonably believes might result in such litigation.

    6.2. The Smith Barney Trust shall have delivered to the CitiFund Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the CitiFund Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Smith Barney Trust and the Smith Barney Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the CitiFund Trust shall reasonably request.

    6.3. The CitiFund Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the CitiFund Trust, and dated as of the Closing Date, to the effect that:

        (a) the Smith Barney Trust has been duly established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust and is existing under the laws of the Commonwealth of Massachusetts, and the Smith Barney Fund has been duly designated as a series of the Smith Barney Trust;

        (b) the Smith Barney Trust, with respect to the Smith Barney Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Smith Barney Trust's registration statement under the 1940 Act;

        (c) the Agreement has been duly authorized, executed and delivered by the Smith Barney Trust, and constitutes a valid and legally binding obligation of the Smith Barney Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy.

        (d) the execution and delivery of the Agreement did not, and the exchange of the CitiSelect Portfolio's assets for Smith Barney Fund Shares pursuant to the Agreement will not, violate the Smith Barney Trust's Declaration of Trust or By-laws; and

        (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Smith Barney Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the CitiSelect Portfolio's assets for Smith Barney Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the CitiFund Trust, its Trustees and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the CitiFund Trust may reasonably request.

    6.4. The Smith Barney Trust and the Smith Barney Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

    6.5. The Smith Barney Trust, on behalf of the Smith Barney Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the CitiFund Trust pursuant to which the Smith Barney Trust, on behalf of the Smith Barney Fund, will assume all of the liabilities of the CitiSelect Portfolio existing at the Valuation Time.

    6.6. An endorsement to the CitiFund Trust's existing errors and omissions and directors and officers liability insurance policy, or other evidence of insurance, satisfactory in all respects to the CitiFund Trust's Board of Trustees shall have been obtained at no cost to the CitiFund Trust or the CitiSelect Portfolio and shall be in full force and effect.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

    The obligations of the Smith Barney Trust and the Smith Barney Fund to consummate the transactions provided for herein shall be subject, at the Smith Barney Trust's election, to the performance by the CitiFund Trust and the CitiSelect Portfolio of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the CitiFund Trust, on behalf of itself and the CitiSelect Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the CitiFund Trust or the CitiSelect Portfolio, the Smith Barney Trust or the Smith Barney Fund, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Smith Barney Trust or the Smith Barney Fund, or the CitiFund Trust or the CitiSelect Portfolio, which any of such persons reasonably believes might result in such litigation.

    7.2. The CitiFund Trust shall have delivered to the Smith Barney Trust the statements of net assets described in section 3.2.

    7.3. The CitiFund Trust shall have delivered to the Smith Barney Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Smith Barney Trust and dated as of the Closing Date, to the effect that the representations and warranties of the CitiFund Trust and the CitiSelect Portfolio made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Smith Barney Trust shall reasonably request.

    7.4. The Smith Barney Trust shall have received on the Closing Date an opinion of Bingham Dana LLP, in a form reasonably satisfactory to the Smith Barney Trust, and dated as of the Closing Date, to the effect that:

        (a) the CitiFund Trust has been duly established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust and is existing under the laws of the Commonwealth of Massachusetts, and the CitiSelect Portfolio has been duly designated as a series of the CitiFund Trust;

        (b) the CitiFund Trust, with respect to the CitiSelect Portfolio, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the CitiFund Trust's registration statement under the 1940 Act;

        (c) the Agreement has been duly authorized, executed and delivered by the CitiFund Trust, and constitutes a valid and legally binding obligation of the CitiFund Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy.

        (d) the execution and delivery of the Agreement did not, and the exchange of the CitiSelect Portfolio's assets for Smith Barney Fund Shares pursuant to the Agreement will not, violate the CitiFund Trust's Declaration of Trust or By-laws; and

        (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the CitiFund Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the CitiSelect Portfolio's assets for Smith Barney Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Smith Barney Trust, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Smith Barney Trust may reasonably request.

    7.5. The CitiFund Trust and the CitiSelect Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.  FURTHER CONDITIONS PRECEDENT

    If any of the conditions set forth below have not been met on or before the Closing Date, either party to this Agreement shall, at its option, not be required to consummate the Reorganization of the Funds contemplated by this Agreement.

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the CitiSelect Portfolio in accordance with the provisions of the CitiFund Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Smith Barney Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Smith Barney Trust and the Smith Barney Fund or the CitiFund Trust and the CitiSelect Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Smith Barney Fund or the CitiSelect Portfolio.

    8.4. The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The CitiFund Trust and the Smith Barney Trust shall have received an order from the Commission exempting the Reorganizations from the provisions of
Section 17(a) of the 1940 Act or a "no-action" letter from the staff of the Commission to the effect that the staff will not recommend that the Commission take enforcement action under Section 17(a) of the 1940 Act if the parties hereto proceed with the transactions described herein.

    8.6. The parties shall have received an opinion of Bingham Dana LLP addressed to the CitiFund Trust, the CitiSelect Portfolio, the Smith Barney Trust and the Smith Barney Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes:
(i) the distribution of investment securities from the underlying mutual funds (the "Underlying Portfolios") in which the CitiSelect Portfolio invests all of its investable assets in redemption of the CitiSelect Portfolio's interests in the Underlying Portfolios will not result in the recognition of gain or loss by the CitiSelect Portfolio; (ii) the transfer to the Smith Barney Fund of all or substantially all of the assets of the CitiSelect Portfolio in exchange solely for Smith Barney Fund Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolio, followed by the distribution of the Smith Barney Fund Shares to CitiSelect Shareholders in exchange for their shares of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Smith Barney Fund and the CitiSelect Portfolio each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized by the CitiSelect Portfolio upon the transfer of the CitiSelect Portfolio's assets to the Smith Barney Fund solely in exchange for the Smith Barney Fund Shares and the assumption by the Smith Barney Fund of liabilities of the CitiSelect Portfolio or upon the distribution (whether actual or constructive) of the Smith Barney Fund Shares to the CitiSelect Portfolio's shareholders in exchange for their shares of the CitiSelect Portfolio; (iv) the basis of the assets of the CitiSelect Portfolio in the hands of the Smith Barney Fund will be the same as the basis of such assets in the hands of the CitiSelect Portfolio immediately prior to the transfer, which will be determined by reference to the basis of the CitiSelect Portfolio in its interests in the Underlying Portfolios; (v) the holding period of the assets of the CitiSelect Portfolio in the hands of the Smith Barney Fund will include the period during which such assets were held by the CitiSelect Portfolio and the period during which such assets were held by the Underlying Portfolios; (vi) no gain or loss will be recognized by the Smith Barney Fund upon the receipt of the assets of the CitiSelect Portfolio solely in exchange for Smith Barney Fund Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolio; (vii) no gain or loss will be recognized by the shareholders of the CitiSelect Portfolio upon the receipt of Smith Barney Fund Shares solely in exchange for their shares of the CitiSelect Portfolio as part of the transaction; (viii) the basis of Smith Barney Fund Shares received by the shareholders of the CitiSelect Portfolio will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the CitiSelect Portfolio exchanged therefor; and (ix) the holding period of Smith Barney Fund Shares received by the shareholders of the CitiSelect Portfolio will include the holding period during which the shares of the CitiSelect Portfolio exchanged therefor were held, provided that at the time of the exchange the shares of the CitiSelect Portfolio were held as capital assets in the hands of the shareholders of the CitiSelect Portfolio. The delivery of such opinion is conditioned upon receipt by Bingham Dana LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Smith Barney Trust agrees to indemnify and hold harmless the CitiFund Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Smith Barney Trust or the Smith Barney Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The CitiFund Trust agrees to indemnify and hold harmless the Smith Barney Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the CitiFund Trust or the CitiSelect Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

    10.1. The Smith Barney Trust and the CitiFund Trust each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. Expenses of the Reorganization will be borne equally by Citibank and SSB Citi.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

    The covenants to be performed after the Closing and the obligations of each of the CitiFunds Trust, on behalf of the CitiSelect Portfolio, and the Smith Barney Trust, on behalf of the Smith Barney Fund, in sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before January 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the CitiFund Trust and the Smith Barney Trust; provided, however, that following the meeting of CitiSelect Shareholders called by the CitiSelect Portfolio pursuant to section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Smith Barney Fund Shares to be issued to the shareholders of the CitiSelect Portfolio under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the CitiFund Trust or the CitiSelect Portfolio, c/o CitiFunds Trust I, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq., or to the Smith Barney Trust or the Smith Barney Fund, c/o Smith Barney Income Funds, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.:
Burton M. Leibert, Esq., or to any other address that the CitiFund Trust or the Smith Barney Trust shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this section is intended to limit the rights of shareholders of the CitiFund Trust to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

    15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    15.5. The CitiFund Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of CitiFunds Trust I entered into in the name or on behalf of the CitiFund Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the CitiFund Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the CitiSelect Portfolio and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the CitiFund Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the CitiSelect Portfolio.

    15.6. The Smith Barney Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of Smith Barney Income Funds entered into in the name or on behalf of the Smith Barney Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Smith Barney Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Smith Barney Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Smith Barney Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Smith Barney Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                    CITIFUNDS TRUST I
                                           on behalf of CitiSelect Folio 400
                                           Growth

                                           By: --------------------------------
                                               Name:
                                               Title:

Attest:                                    SMITH BARNEY INCOME FUNDS
                                           on behalf of Smith Barney
                                           Premium Total Return Fund

                                           By: --------------------------------
                                               Name:
                                               Title:

Solely for purposes of Section 10.2:

CITIBANK, N.A.

By: -----------------------------------------
    Name:
    Title:

SSB CITI FUND MANAGEMENT LLC

By: -----------------------------------------
    Name:
    Title:

                           Pursuant to Rule 497(b) File Nos: 333-41522 811-4254

                       STATEMENT OF ADDITIONAL INFORMATION

                         RELATING TO THE ACQUISITION BY
        SMITH BARNEY PREMIUM TOTAL RETURN FUND (THE "SMITH BARNEY FUND"), A SERIES OF SMITH BARNEY INCOME FUNDS (THE "SMITH BARNEY TRUST")

                              388 Greenwich Street
                            New York, New York 10013
                                 (800) 451-2010

                                OF THE ASSETS OF
            CITISELECT FOLIO 400 GROWTH (THE "CITISELECT PORTFOLIO"),
             A SERIES OF CITIFUNDS TRUST I (THE "CITIFUNDS TRUST").

                            21 Milk Street, 5th Floor
                                Boston, MA 02109
                                 (617) 423-1679

                             Dated: August 16, 2000

    This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus, dated August 16, 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Smith Barney Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/ Prospectus. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

    1. Statement of Additional Information for the Smith Barney Fund, dated April 28, 2000.

    2. Statement of Additional Information for the CitiSelect Portfolio, dated March 1, 2000.

    3. Annual Report of the Smith Barney Fund for the year ended December 31, 1999.

    4. Annual Report of the CitiSelect Portfolio for the year ended October 31, 1999 and Semi-Annual Report of the CitiSelect Portfolio for the six-month period ended April 30, 2000.

                               GENERAL INFORMATION

    This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the CitiSelect Portfolio to the Smith Barney Trust, on behalf of Smith Barney Fund, in exchange for shares of the Smith Barney Fund (the "Reorganization"). The shares issued by the Smith Barney Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the CitiSelect Portfolio that were outstanding immediately before the effective time of the Reorganization.

    After the transfer of substantially all of its assets and liabilities in exchange for the Smith Barney Fund shares, the CitiSelect Portfolio will distribute such shares to its shareholders in liquidation of the CitiSelect Portfolio. Each shareholder owning shares of the CitiSelect Portfolio at the effective time of the Reorganization will receive shares of the corresponding class from the Smith Barney Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the CitiSelect Portfolio. The Smith Barney Fund will establish an account for each former shareholder of the CitiSelect Portfolio reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the CitiSelect Portfolio for each shareholder. Upon completion of the Reorganization with respect to the CitiSelect Portfolio, all outstanding shares of the CitiSelect Portfolio will have been redeemed and cancelled in exchange for shares distributed by the Smith Barney Fund, and the CitiSelect Portfolio will wind up its affairs and be terminated as a series of the CitiFunds Trust.

    Due to the net asset value of the CitiSelect Portfolio being less than ten percent of the Smith Barney Fund's value, pro forma financial statements are not required to be and have not been prepared for inclusion in this Statement of Additional Information.

     FOR FURTHER INFORMATION ABOUT THE TRANSACTION, SEE THE COMBINED PROXY
                              STATEMENT/PROSPECTUS.